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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  APRIL 27, 2000

Date of Earliest Event Reported:  APRIL 26, 2000



                               DEPARTMENT 56, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                       1-11908               13-3684956
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


        ONE VILLAGE PLACE, 6436 CITY WEST PARKWAY, EDEN PRAIRIE, MN 55344
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code: (952) 944-5600

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ITEM 5.   OTHER EVENTS.

          Further to the investor conference call hosted by the Company on the morning of April 27, 2000:

          - The Company's orders through April 22, 2000 were down 9% relative to the comparable period for 1999. For the period, Village orders were down 13%, with General Giftware orders down 2%. Within the General Giftware segment, orders for the Company's non-collectible Christmas product lines were up 7% for the comparable period. Orders include those from customers whose shipping has been placed on hold by the Company due to collection concerns and other credit considerations, and orders are also subject to cancellation for other reasons, including inventory shortages and customer requests.

          - Village Series and General Giftware products represented 71% and 29%, respectively, of the Company's net sales during the first quarter of 2000.

          A copy of the Company Press Release, dated April 26, 2000, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          99.1 Press Release, dated April 26, 2000.



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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DEPARTMENT 56, INC.


                            /s/ Percy C. Tomlinson, Jr.
                           ----------------------------------------------------
                           Percy C. Tomlinson, Jr.
                           Executive Vice President and Chief Financial Officer

Dated:  April 27, 2000


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                                  EXHIBIT INDEX

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EXHIBIT NO.                         DESCRIPTION                        PAGE
99.1                       Press Release, dated April 26, 2000.          5

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